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                                                                      EXHIBIT 23


                            ARTHUR ANDERSEN & CO.


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report dated February 16, 1994, included in this Form 8-K, into The Southern Company's previously filed Registration Statement File Nos. 2-78617, 33-3546, 33-23152, 33-30171, 33-23153 and 33-51433.



                                                      /s/ Arthur Andersen & Co.
                                                      -------------------------
                                                      ARTHUR ANDERSEN & CO.




Atlanta, Georgia
March 1, 1994